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                                                                 Exhibit 10.39.2

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

     THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT ("Amendment") is entered into as of June 30, 2003 by and among AMERIGROUP FLORIDA, INC., a Florida corporation ("Buyer"), AVMED, INC., a Florida not-for-profit corporation ("Seller"), and SANTAFE HEALTHCARE, INC., a Florida not-for-profit corporation ("Seller's Parent"). (Capitalized terms not defined when used herein shall have the respective meanings ascribed to such terms under the Asset Purchase Agreement described below.)

                                    RECITALS:

     A. The parties hereto have entered into an Asset Purchase Agreement dated as of March 15, 2003, and amended by that certain Amendment (the "First Amendment") dated May 19, 2003 (collectively the "Asset Purchase Agreement"), pursuant to which Seller has agreed to sell to Buyer, and Buyer has agreed to buy from Seller, all of Seller's rights in and to the Special Intangible Medicaid Assets.

     B. The parties desire to clarify their intent with respect to certain matters, including, among other things, the definition of Span Admissions, by amending the Asset Purchase Agreement, all as more specifically set forth below.

     NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein and Ten Dollars ($10.00) cash in hand paid, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1. Section 1.1(a) of the Asset Purchase Agreement is hereby amended by inserting the following parenthetical in such Section after the second use of "Effective Date" and before the semicolon: "(the transfer of such Members and the succession to such rights to be effected in the manner contemplated herein)".

     2. Subsection (ii) of Section 2.2(b) of the Asset Purchase Agreement is hereby amended and restated to read as follows: "(ii) for non-maternity cases, all medical claim liabilities (whether accruing before or after the Effective
Date) which relate to a Member who is admitted to a hospital or other inpatient facility prior to the Effective Date and remains admitted through the Effective Date (a "Span Admission")."

     3. Section 3.3(b)(iii) of the Asset Purchase Agreement is hereby amended and restated in its entirety as follows:

          "(iii) If the Purchase Price is less than the Preliminary Purchase Price (such difference, the "Excess Amount"), then within five (5) business days of the delivery to Seller of the Adjustment Statement, Seller and Buyer shall by joint written instructions direct the Escrow Agent to (1) distribute to Buyer an amount equal to the Excess Amount, and (2) subject to the terms of the Escrow Agreement, distribute to Seller the balance, if any, of the funds

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          held in the Escrow Account after the distribution to Buyer of amounts payable in respect of the Excess Amount; provided, however, if the Excess Amount is equal to or exceeds the Escrow Deposit (the difference of the Excess Amount minus the Escrow Deposit shall be the "Additional Return Amount"), then Seller shall within five (5) business days of the delivery to Seller of the Adjustment Statement
          (A) deliver to the Escrow Agent a cash amount equal to the Additional Return Amount, and (B) subject to the terms of the Escrow Agreement, Seller and Buyer shall by joint written instructions direct the Escrow Agent to distribute to Buyer all of the funds held in the Escrow Account."

     4. Subsection (C) of Section 6.1(a)(ii) of the Asset Purchase Agreement is hereby amended by inserting the following parenthetical at the end of such subsection: "(as effected through an amendment to Buyer's Florida Medicaid Contract)".

     5. Subsection (D) of Section 6.1(a)(ii) of the Asset Purchase Agreement is hereby amended by replacing the words "immediately prior to" with "contemporaneously with".

     6. Section 7.3(h) is hereby amended by replacing the words "at Closing" in the second sentence of such section with "within five (5) days after Closing".

     7. Section 8.1(c) is hereby amended by inserting the following additional sentence at the end of such section:

          "At Closing, the parties shall compare their respective out-of-pocket costs and expenses for such communications on an estimated basis, with the party who has paid less being obligated to promptly pay the other party fifty percent (50%) of the difference. At such time as the Adjustment Statement is prepared, the parties shall exchange such written information as is necessary to definitively reconcile such costs and expenses and the party who has paid less (taking into account any preliminary settlement payments made at Closing) shall promptly pay the other party fifty percent (50%) of the difference."

     8. Except as modified by the provisions of this Amendment, all of the terms of the Asset Purchase Agreement shall remain in full force and effect.

     9. This Amendment may be executed in any number of counterparts, and by each party on a separate counterpart, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.

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     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first above written.

                                     AMERIGROUP FLORIDA, INC.


                                     By:                                  (SEAL)
                                        ----------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                     AVMED, INC.


                                     By:                                  (SEAL)
                                        ----------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------


                                     SANTAFE HEALTHCARE, INC.


                                     By:                                  (SEAL)
                                        ----------------------------------
                                        Name:
                                             -----------------------------
                                        Title:
                                              ----------------------------

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